Exhibit 99.1 Powerful Science Meaningful Medicines Changing Lives Nasdaq: ETNB December 2023

Disclaimers This presentation contains “forward-looking statements” within the meaning of the federal securities laws, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. Other than statements of historical facts, all statements included in this presentation are forward-looking statements, including statements concerning our plans, objectives, goals, strategies, future events, plans or intentions relating to product candidates, potential market opportunities, estimates of market size, estimates of market growth, the potential clinical benefit, complementary benefits to other therapies, effect on histology and safety and tolerability profile of pegozafermin (formerly BIO89-100), the clinical potential of pegozafermin, potential indications for pegozafermin, the association of clinical data with potential clinical benefit in other indications, the anticipated timing, design, endpoints, and conduct of our future and ongoing clinical trials for pegozafermin, the timing of anticipated milestones, the timing of regulatory meetings, the timing and likelihood of success, plans and objectives of management for future operations and future results of anticipated product development efforts and our liquidity and capital resources, including our cash position. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in this presentation including those described more fully our most recent Form 10-K and Form 10-Q under the caption “Risk Factors” and elsewhere in such report and in other subsequent disclosure documents filed with the SEC. We cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. Forward-looking statements are not historical facts, and reflect our current views with respect to future events. Given the significant uncertainties, you should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties and not place undue reliance on these forward- looking statements as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation. We disclaim any intent to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law. We obtained the industry, market and competitive position data used throughout this presentation from our own internal estimates and research, as well as from industry and general publications, and research, surveys and studies conducted by third parties. Internal estimates are derived from publicly available information released by industry analysts and third-party sources, our internal research and our industry experience, and are based on assumptions made by us based on such data and our knowledge of the industry and market, which we believe to be reasonable. In addition, while we believe the industry, market and competitive position data included in this presentation is reliable and based on reasonable assumptions, we have not independently verified any third-party information, and all such data involve risks and uncertainties and are subject to change based on various factors. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. This presentation discusses product candidates that are under preclinical or clinical evaluation and that have not yet been approved for marketing by the U.S. Food and Drug Administration or any other regulatory authority. Until finalized in a clinical study report, clinical trial data presented herein remain subject to adjustment as a result of clinical site audits and other review processes. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. 1

Corporate Highlights Potential Best-in-Class FGF21 in Two Phase 3 programs, each of which * represents a significant market opportunity Nonalcoholic Steatohepatitis (NASH) Program 1 • Strongest fibrosis data in category with favorable tolerability and dosing convenience • First FGF21 with positive 48 wk data; additive benefits in patients on background GLP-1 therapy • Regulatory alignment on Phase 3 program including potentially accelerated approval using histology in pre-cirrhotic (F2-F3) and cirrhotic (F4) patients; trials expected to initiate in 1H24 Severe Hypertriglyceridemia (SHTG) Program • Substantially de-risked Phase 3 with topline data anticipated in 2025 3 Strong balance sheet with $448 million in cash Intended commercial product presentation available; composition of 2 matter patent expires in 2038 Highly experienced leadership team with track record of execution 1 Efficacy comparison based on relative risk ratios and not based on head-to-head results 2 Patent expiration date excludes any patent term extension or new patents 3 Cash, cash equivalents and short-term investments as of September 30, 2023; excludes in-the-money warrants of approximately $50 million that expire on June 30, 2024 2 * If approved

Advancing Pegozafermin in Clinical Development INDICATION TRIAL PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NASH Phase 3 trial in F2/F3: Histology & Outcomes – 1Q24 Breakthrough Therapy designation Phase 3 trial in F4: Histology & Outcomes – 2Q24 Phase 3 trial – Ongoing SHTG 3

Pegozafermin Data Published in Prestigious Journals 4

Pegozafermin is an FGF21 Analog Optimally Engineered to Balance Efficacy and Long Dosing Interval glycoPEG(20kD) FGF21 Pegozafermin EC (nM) EC (nM) 50 50 Strong and flexible linker RECEPTOR Mean ± S.D. Mean ± S.D. (glycoPEGylation technology) Position 182 KLB nd nd KLB/FGFR1 4.5 ± 1.0 0.3 ± 0.07 N-terminus C-terminus FGF21 XX KLB/FGFR2 4.5 ± 0.9 1.1 ± 0.4 KLB/FGFR3 1.8 ± 0.3 1.2 ± 0.4 Mutations in positions 173 and 176 KLB/FGFR4 nd nd (glycoPEG attached at position 173) nd – not determined; rhFGF19 EC at FGFR4 = 1.7 ± 0.4 50 • Proprietary glycoPEGylation technology commercially validated with approved products • Increases half-life of native FGF21 (<2 hours) to 55-100 hours based on single ascending dose study • Low nanomolar potency against FGF receptors 1c, 2c, 3c, similar to native FGF21 • Composition of Matter patent expiring in 2038 * Receptor agonism measured in L6 cells expressing β-klotho and either FGF Receptor 1c, 2c, 3c, or 4 via pERK functional assay 5 ** Table represents mean data from multiple experiments

Opportunity in NASH

* Pegozafermin Offers Potential Best-in-Class Therapeutic for NASH REDUCES LIVER FAT FAVORABLE TOLERABILITY & IMPROVES REVERSES LIVER FIBROSIS RESOLVES NASH CONVENIENT DOSING INSULIN to improve patient RESISTANCE persistence and compliance IMPROVES DYSLIPIDEMIA * If approved 7

ENLIVEN Trial Evaluated Weekly (QW) and Every-Two-Week (Q2W) Dosing in Patients with NASH F2-F3



MAIN STUDY
(24 weeks)
BLINDED
EXTENSION PHASE
(24 weeks)
SCREENING
RANDOMIZATION
Placebo (QW or Q2W)
PLACEBO* (QW or Q2W)
Pegozafermin 15mg QW
Pegozafermin 15mg QW
Pegozafermin 30mg QW
Pegozafermin 30mg QW
Pegozafermin 44mg Q2W
Pegozafermin 44mg Q2W
B
B
Week 12
Week 24
Week 48
Primary endpoint
Liver Biopsy
MRI-PDFF

PRIMARY ENDPOINTS

- ≥1-stage fibrosis improvement with no worsening of NASH[1]
- NASH resolution with no worsening of fibrosis[2]

KEY SECONDARY EFFICACY ENDPOINTS

- ≥2-point change in NAS with no worsening of fibrosis
- Non-invasive liver markers (liver fat, liver injury, fibrosis markers)

[1]Improvement in liver fibrosis by ≥1 stage and no worsening of steatohepatitis defined as no increase in NAS for ballooning, inflammation, or steatosis (FDA draft guidance).
[2]Resolution of steatohepatitis is defined as absent fatty liver disease or isolated or simple steatosis without steatohepatitis and a NAS score of 0-1 for inflammation, 0 for ballooning and any value for steatosis (FDA draft guidance).
*Some placebo patients were re-randomized in the extension phase to receive pegozafermin.
NAS, NAFLD Activity Score; MRI-PDFF, Magnetic resonance imaging-estimated proton density fat fraction; QW: Every week; Q2W: Every 2 weeks

89bio
8

Baseline Characteristics Well Balanced Across Dose Groups Parameter Placebo 15mg QW 30mg QW 44mg Q2W Total Mean or % (n=71) (n=21) (n=73) (n=57) (n=222) Age (years) 56 55 55 55 56 Female 55% 43% 69% 65% 61% 2 BMI (kg/m ) 38 38 35 36 37 Type 2 Diabetes 69% 86% 62% 61% 66% Fibrosis Stage (% F3) 66% 43% 64% 53% 60% NAFLD Activity Score 5.0 4.8 5.3 5.2 5.1 Liver Fat Content (MRI-PDFF) 16.7% 15.8% 16.7% 15.8% 16.4% Liver Stiffness (VCTE, kPa) 14.1 11.2 12.5 13.2 13.0 PRO-C3 (ng/mL) 50 62 54 52 53 ALT (U/L) 50 61 60 56 56 AST (U/L) 41 48 47 42 44 HbA1c, overall population (%) 6.6 7.0 6.6 6.7 6.7 Triglycerides (mg/dL) 170 186 175 165 172 Baseline characteristics were consistent in full analysis set (n=192) and the safety set (n=222) Source: Randomized Analysis Set. ALT, alanine aminotransferase; AST, aspartate aminotransferase; NAFLD, nonalcoholic fatty liver disease; PRO-C3, N-terminal type III collagen propeptide; VCTE, Vibration-controlled transient elastography. 9

WEEK 24 Pegozafermin Demonstrated Statistical Significance on Fibrosis Improvement at 30mg QW and 44mg Q2W Dose Fibrosis Improvement Without Worsening of NASH at Week 24 p=0.008 40% p=0.008 p=0.1 30% 27% 26% 22% 20% 19% 20% 15% 10% 7% 0% Placebo 15mg QW 30mg QW 44mg Q2W n=61 n=14 n=66 n=51 * Relative Risk 1.0 2.9 3.5 3.6 *Relative risk presented is calculated by dividing the drug response by placebo response. Relative risk calculated using statistical methods show similar results. Source: Full Analysis Set; multiple imputation analysis via Cochran-Mantel-Haenszel (CMH) test stratified by type 2 diabetes mellitus (T2DM) status (yes vs. no) and fibrosis stage (F2 vs. F3). 10

Comparative Clinical Data in Non-Cirrhotic Patients ≥1 Stage Fibrosis Improvement with No Worsening of NASH (placebo-adjusted) ƚ 2 Pegozafermin Ocaliva Resmetirom Lanifibranor Semaglutide Efruxifermin Phase 3 | 52 weeks Phase 2b | 24 weeks Phase 3 | 72 weeks Phase 2b | 24 weeks Phase 2 | 72 weeks Phase 2b | 24 weeks 1 Multiple Imputation Completers Analysis Drug response as multiple of 3.5 3.6 2.3 1.7 1.9 1.1 1.6 1.3 2.0 2.0 placebo response* 21% 20% 19% 19% 17% 12% 13% 10% 10% 3% p<0.05 p<0.05 p=0.008 p=0.008 p<0.001 p=0.0002 p<0.0001 p=ns p=0.04 p=ns 50mg 30mg QW 44mg Q2W 25mg 80mg 100mg 800mg 1200mg 0.4mg QD 28mg (n=34) (n=66) (n=51) (n=308) (n=316) (n=321) (n=63) (n=69) (n=56) (n=38) *Drug response as multiple of placebo response is calculated by dividing drug response by placebo response 1 2 ƚ Results same for Completer Analysis Set; ≥1 stage fibrosis improvement with no worsening of NAS; Program discontinued; ns= not significant Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. 11

WEEK 24 Pegozafermin Demonstrated Statistical Significance on NASH Resolution at All Doses NASH Resolution Without Worsening of Fibrosis at Week 24 p=0.0005 p=0.0009 50% p<0.0001 40% 37% 30% 26% 23% 20% 35% 24% 21% 10% 2% 0% Placebo 15mg QW 30mg QW 44mg Q2W n=61 n=14 n=66 n=51 * Relative Risk 1.0 18.8 11.8 13.5 * Relative risk presented is calculated by dividing the drug response by placebo response. Relative risk calculated using statistical methods show similar results. Source: Full Analysis Set; multiple imputation analysis via Cochran-Mantel-Haenszel (CMH) test stratified by T2DM status (yes vs. no) and fibrosis stage (F2 vs. F3). 12

Comparative Clinical Data in Non-Cirrhotic Patients NASH Resolution with No Worsening of Fibrosis ƚ 2 Pegozafermin Ocalivia Resmetirom Lanifibranor Semaglutide Efruxifermin Phase 2b | 24 weeks Phase 3 | 72 weeks Phase 3 | 52 weeks Phase 2b | 24 weeks Phase 2 | 72 weeks Phase 2b | 24 weeks 1 Multiple Imputation Completers Analysis Drug response as multiple of 11.8 13.5 1.9 2.6 3.0 1.7 2.1 3.5 3.1 5.1 placebo response* 61% 44% 32% 26% 24% 21% 20% 17% 16% 3% p=ns p=0.0009 p=0.0005 p<0.0001 p<0.0001 p=0.039 p=0.002 p<0.001 p<0.01 p<0.001 30mg QW 44mg Q2W 25mg 80mg 100mg 800mg 1200mg 0.4mg 28mg 50mg (n=66) (n=51) (n=308) (n=316) (n=321) (n=56) (n=38) (n=34) (n=63) (n=69) * Drug response as multiple of placebo response is calculated by dividing drug response by placebo response 1 2 Results same for Completer Analysis Set; NASH resolution with ≥2 point reduction in NAS and no worsening of fibrosis ƚ Program discontinued 13 Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

WEEK 24 Pegozafermin Demonstrated Statistical Significance on the Combined Endpoint of Fibrosis Improvement and NASH Resolution Both Fibrosis Improvement and ≥2-Point Improvement in NAS and MRI-PDFF NASH Resolution at Week 24 Response and ALT Response 30% 80% *** 60% *** 60% *** 20% 52% 20% *** 14% 40% 10% 20% 9% 0% 0% 0% Placebo 30mg QW 44mg Q2W Placebo 30mg QW 44mg Q2W n=61 n=66 n=51 n=61 n=66 n=51 Source: Full Analysis Set; multiple imputation analysis via Cochran-Mantel-Haenszel (CMH) test stratified by T2DM status (yes vs. no) and fibrosis stage (F2 vs. F3). MRI-PDFF responder defined as ≥30% reduction in liver fat content; ALT responder defined as ≥17U/L reduction. 14 ***p<0.001 versus placebo. Patients Patients

WEEK 24 Pegozafermin Demonstrated Robust Liver Fat Reduction with High Responder Rates by MRI-PDFF 1 Mean Relative Reduction in Liver Fat vs Baseline Patients Achieving ≥30% and ≥50% Reduction in 2 at Week 24 Hepatic Fat Fraction Versus Baseline Placebo 30mg QW 44mg Q2W N=48 N=49 N=35 100% 0% -10% 80% ≥30% *** 85% *** -20% 77% reduction -15% 60% -30% -40% 40% *** ≥50% *** 67% 66% -50% reduction *** 31% 20% -50% *** -60% -55% 13% -70% 0% Placebo 30mg QW 44mg Q2W N=48 N=44 N=33 1 2 Analysis via mixed model repeated measure (MMRM). Analysis via Cochran-Mantel-Haenszel (CMH) test stratified by T2DM status (yes vs. no) and fibrosis stage (F2 vs. F3). MRI-PDFF Analysis Set in patients with >10% liver fat at baseline. 15 ***p<0.001 versus placebo Change from baseline Patients

WEEK 24 Pegozafermin Demonstrated Significant Improvements in Markers of Liver Injury/Inflammation (ALT and AST) Mean Relative Reduction in ALT vs Mean Relative Reduction in AST vs Baseline at Week 24 Baseline at Week 24 Placebo 30mg QW 44mg Q2W Placebo 30mg QW 44mg Q2W n=61 n=66 n=51 n=61 n=66 n=51 0% 0% -10% -5% -10% -5% -20% -20% -30% -30% *** -32% *** -34% -40% -40% *** -39% *** -42% -50% -50% ALT *** *** 24% 59% 65% 1 normalization 1 ALT normalization defined as patients with ALT ≥30 U/L at baseline (n=133) with end-of-study ALT <30 U/L. Source: Full Analysis Set: Analysis via mixed model with repeated measure (MMRM). Data presented as LS Means. 16 ***p<0.001 versus placebo.

WEEK 24 Pegozafermin Demonstrated Significant Reductions in Non-Invasive Markers (NITs) of Liver Inflammation and Fibrosis cT1 - Absolute Change from VCTE - Absolute Change from FAST - Percent Change from Baseline at Week 24 (ms) Baseline at Week 24 (kPa) Baseline at Week 24 0 0% 0.8 0.5 -6 -6% -20 -20% -0.5 -40 -40% -1.5 -60 -60% *** *** -2.5 -70 -56% *** -80 ** -57% -2.4 *** -3.1 *** -92 -100 -3.5 -80% Placebo 30mg QW 44mg Q2W Placebo 30mg QW 44mg Q2W Placebo 30mg QW 44mg Q2W n=57 n=61 n=49 n=61 n=66 n=51 n=61 n=66 n=51 Placebo-adjusted -86 -64 Placebo-adjusted -3.9 -3.2 Placebo-adjusted -50% -51% Source: Full Analysis Set for FibroScan and PRO-C3 assessments and MRI-PDFF analysis set for cT1, Analysis via MMRM for cT1 and PRO-C3, ANCOVA for VCTE. A patient is designated a cT1 responder with ≥80 msec reduction as compared to baseline. cT1 analysis was performed at sites where available. 17 *p<0.05, **p<0.01, ***p<0.001 versus placebo.

WEEK 24 Pegozafermin Demonstrated Significant Improvements on Non- Invasive Markers (NITs) for Fibrosis ELF - Absolute Change from FIB-4 - Absolute Change from PRO-C3 - Percent Change from Baseline at Week 24 (ms) Baseline at Week 24 (kPa) Baseline at Week 24 0.3 0.2 6% 0.2 0.1 5% 0.1 0.0 -5% -0.1 -0.2 -15% -0.3 *** *** *** -0.3 -0.3 *** -17% -18% *** -0.3 *** -0.4 -0.4 -0.5 -25% Placebo 30mg QW 44mg Q2W Placebo 30mg QW 44mg Q2W Placebo 30mg QW 44mg Q2W n=61 n=66 n=51 n=61 n=66 n=51 n=61 n=66 n=51 Placebo-adjusted -0.5 -0.5 Placebo-adjusted -0.4 -0.4 Placebo-adjusted -25% -24% Source: Full Analysis Set. NITs reported as LS means with changes from baseline (absolute or %) 18 ***p<0.001 versus placebo.

WEEK 48 Pegozafermin Demonstrated Sustained Benefits Across Key Liver NITs and Metabolic Markers At 48 Weeks of Treatment BACKGROUND KEY RESULTS • After the Main Study (week 24), patients entered • Robust effects were observed at week 48 on liver a 24-week blinded Extension Phase for a total of fat reduction, markers of liver fibrosis, 48 weeks of treatment inflammation and injury, and metabolic markers • Liver benefits at week 48 assessed by NITs only. • Maintenance of benefit was seen through week 48 Repeat biopsies were not conducted • Benefit sustained in patients on background GLP-1 • Some placebo patients (n=19) were re- therapy and in patients with compensated randomized at week 24 to receive pegozafermin cirrhosis (F4) 30mg QW during the Extension Phase • Favorable safety and tolerability profile 19

ENLIVEN Patient Disposition and Analysis Sets


Ineligible per 3-panel read
Stage F1 (n=7)
Stage F4 (n=14)
Stage F2/F3 but NAS <4 (n=6)
DOSED
N=219
Safety Analysis Set
F2/F3, NAS≥4
N=192
Placebo
n=61
15mg QW
n=14
30mg QW
n=66
44mg Q2W
n=51
Full Analysis Set (FAS)
Placebo
n=35
30mg QW
n=19
15mg QW
n=14
30mg QW
n=50
44mg Q2W
n=45
Extension Phase Full Analysis Set (eFAS)

Analysis Sets were prospectively defined
MRI-PDFF Analysis Set = all patients in FAS with baseline and at least one post-baseline MRI-PDFF assessment (n=181).

20

WEEK 48 Pegozafermin Maintained Robust Liver Fat Reduction Measured by MRI-PDFF 1 Median Relative Reduction in Liver Fat vs Baseline at Week 48 Placebo 30mg QW 44mg Q2W N=25 N=39 N=28 0% -10% -11% -20% -30% -40% -50% * -47% -60% ** -60% -70% 84% of super-responders on PGZ 30 mg QW at week 24 maintained benefit at week 48 1 Analysis via non-parametric statistical method. MRI-PDFF Analysis Set in patients with >10% liver fat at baseline. 21 *p<0.05, **p<0.01 versus placebo; super-responder defined as ≥50% relative reduction from baseline Change from baseline

WEEK 48 Pegozafermin Demonstrated Sustained Improvements in Markers of Liver Injury/Inflammation (ALT and AST) over 48 Weeks Mean Percent Change from Baseline ALT AST Baseline Week 12 Week 24 Week 48 Baseline Week 12 Week 24 Week 48 0% 0% -11% -4% -10% -10% -20% -20% -30% -30% ** *** -35% -36% -40% -40% *** -39% *** -42% -50% -50% Placebo PGZ 30mg QW PGZ 44mg Q2W Placebo PGZ 30mg QW PGZ 44mg Q2W >85% of ALT responders maintained benefit from week 24 to week 48 on both PGZ doses **p<0.01, ***p<0.001 versus placebo. Analysis via mixed model with repeated measure (MMRM). Baseline values based on Randomized Analysis set for total patients; results based on Full Analysis Set. ALT responder defined as ≥17 U/L reduction from baseline 22

WEEK 48 Pegozafermin Demonstrated Significant Reductions in NITs of Liver Inflammation and Fibrosis FAST Pro-C3 VCTE (kPa) ELF Score 30mg 44mg 30mg 44mg 30mg 44mg 30mg 44mg Placebo QW Q2W Placebo QW Q2W Placebo QW Q2W Placebo QW Q2W n=33 n=48 n=40 n=33 n=48 n=40 n=42 n=66 n=51 n=42 n=66 n=51 0.0 10% 0.2 +0.1 +5% -10% 0.1 -4% -1.0 0.0 -0.8 0% -1.3 -30% -0.1 -2.0 -0.2 -10% -50% -0.3 -3.0 ** -0.3 *** * -51% -2.9 -0.4 *** -14% *** *** -15% *** -59% -0.4 -70% -4.0 -20% -0.5 Placebo-adjusted -56% -48% Placebo-adjusted -2.0 -0.2 Placebo-adjusted -20% -19% Placebo-adjusted -0.4 -0.5 Analysis via MMRM for FAST, PRO-C3 and ELF score; via non-parametric statistical method for VCTE median relative reduction Source: Full Analysis Set, VCTE results from patients with week 48 assessment. 23 *p<0.05, **p<0.01, ***p<0.001 versus placebo.

WEEK 48 Pegozafermin Demonstrated Continued Benefit in Metabolic Endpoints HbA1c Triglycerides LDL-C Non-HDL-C 30mg 44mg 30mg 44mg 30mg 44mg 30mg 44mg Placebo QW Q2W Placebo QW Q2W Placebo QW Q2W Placebo QW Q2W n=14 n=23 n=16 n=32 n=48 n=38 n=32 n=48 n=38 n=32 n=48 n=38 0.0 0% 0% 0% -5% -2% -3% -0.2 -5% -5% -5% -5% -10% -0.4 -10% -8% -15% -8% -10% -0.5 -0.5 -0.6 -15% -20% -12% ** -21% -0.7 -18% -0.8 -25% -20% -15% Analysis via MMRM for HbA1c and non-parametric statistical method for Triglycerides, LDL-C and Non-HDL-C; **p<0.01 versus placebo. Source: Full Analysis Set; Median change from baseline except for HbA1c; HbA1c in patients with T2DM and baseline >7.0% (n=53) 24

WEEK 24 Long-term Treatment with Pegozafermin Results in Sustained WEEK 48 Improvements over a Wide Range of Liver NITs Placebo Placebo 30mg QW 30mg QW 44mg Q2W 44mg Q2W Week 24 Week 48 Week 24 Week 48 Week 24 Week 48 (n=42) (n=35) (n=66) (n=50) (n=51) (n=45) MRI-PDFF -6% -11% -56% -60% -60% -47% ALT 0% -11% -42% -42% -32% -35% AST -2% -4% -39% -39% -34% -36% Pro-C3 +6% +2% -18% -15% -17% -14% FAST -3% -1% -56% -59% -57% -51% VCTE (kPa) -0.1 -0.8 -2.8 -2.9 -1.5 -1.3 ELF score +0.2 +0.1 -0.3 -0.3 -0.3 -0.4 Full Analysis Set; preliminary data LS mean change from baseline except for MRI and VCTE which are medians. VCTE n=139 at week 24; n=121 at week 48 MRI-PDFF in patients with >10% liver fat at baseline (n=108 at week 24; n=92 at week 48) 25

WEEK 48 Independent Patient Confirmation of Pegozafermin Treatment Effect Placebo Patients Showed Robust Benefits Upon Crossing Over to Pegozafermin Change from Baseline Main Study Extension Phase Parameter Placebo 30mg QW n=19 n=19 MRI-PDFF -21% -63% ALT -2% -32% AST -2% -31% PRO-C3 +8% -17% FAST -14% -53% VCTE (kPa) -0.7 -2.4 ELF score +0.1 -0.2 19 patients were re-randomized from placebo to 30mg QW at week 24 and continued through week 48 Mean change from baseline except for VCTE which is median 26 MRI-PDFF in patients with >10% liver fat at baseline (n=17); Full Analysis Set

GLP1 Pegozafermin Offered Additive Benefits to GLP-1 Therapy in Patients with NASH through Week 48 KEY RESULTS BACKGROUND • Results from 37 patients in ENLIVEN who were Pegozafermin on top of GLP-1 therapy showed the on GLP-1 therapy at baseline – 25 received following versus GLP-1 plus placebo at week 24 and pegozafermin, 12 received placebo week 48: • Patients on GLP-1 were on stable doses for a • Improved Fibrosis minimum of six months with most patients on • Reduced Liver Fat semaglutide or dulaglutide; most of these patients were also on additional diabetes • Improved Liver Health medications • Acceptable Tolerability Profile • Patients had comparable baseline characteristics across groups and relative to full study population 27

WEEK 24 Greater Benefits on Fibrosis Markers Were Observed with Pegozafermin vs. GLP1 Placebo in Patients on Background GLP-1 Therapy at Week 24 ALT (%) VCTE (kPa) ELF Score Pro-C3 (%) 0.5 40% 0% 0.0 +0.3 +26% 0.3 -0.5 -0.4 -11% 20% -1.0 0.1 -25% -1.5 -0.1 0% -2.0 -0.3 -38% -2.1 -0.4 -50% -0.5 -20% -2.5 -15% Placebo PGZ Placebo PGZ Placebo PGZ Placebo PGZ (N=12) (N=25) (N=12) (N=25) (N=11) (N=23) (N=12) (N=25) Source: Full Analysis Set. ELF, ALT and Pro-C3 reported as LS mean change from baseline; VCTE reported as median change (absolute) from baseline. 28 Post-hoc analysis

WEEK 24 Greater Benefits on Metabolic Markers Were Observed with Pegozafermin GLP1 vs. Placebo in Patients on Background GLP-1 Therapy at Week 24 HbA1c Triglycerides (%) MRI-PDFF (%) Adiponectin (%) 0 0% 40% 0% 0% 33% -0.1 -10% -20% 30% -0.1 -0.2 -28% -20% -40% 20% -0.3 -30% -60% 10% -54% -0.4 -29% 4% -0.4 -0.5 -80% 0% -40% Placebo PGZ Placebo PGZ Placebo PGZ Placebo PGZ (N=11) (N=23) (N=11) (N=22) (N=12) (N=25) (N=11) (N=23) Source: Full Analysis Set. Adiponectin reported as LS mean change from baseline; HbA1c reported as median change (absolute) from baseline; 29 MRI-PDFF and TG reported as median percent change from baseline. Post-hoc analysis

WEEK 48 Sustained Benefits on Fibrosis Markers Were Observed with Pegozafermin GLP1 vs. Placebo in Patients on Background GLP-1 Therapy at Week 48 ELF Score FAST (%) Pro-C3 (%) ALT (%) 0 0% 0% 0% 0 -5% -0.2 -20% -20% -15% -10% -9% -15% -40% -40% -0.4 * -43% -20% -44% -19% -0.5 -52% -60% -0.6 -60% -25% Placebo PGZ Pooled Placebo PGZ Pooled Placebo PGZ Pooled Placebo PGZ Pooled n=10 n=26 n=10 n=26 n=10 n=26 n=10 n=26 Source: Full Analysis Set. ELF, ALT, FAST and Pro-C3 reported as LS mean change from baseline. *p<0.05 versus placebo. Post-hoc analysis. 30

WEEK 48 Sustained Benefits on Metabolic Markers Were Observed with Pegozafermin GLP1 vs. Placebo in Patients on Background GLP-1 Therapy at Week 48 MRI-PDFF (%) Triglycerides (%) LDL-C (%) Placebo PGZ Pooled Placebo PGZ Pooled Placebo PGZ Pooled n=8 n=17 n=8 n=18 n=8 n=18 0% 0% 0% -5% -20% -10% -12% -10% -34% -40% -20% -14% -22% -53% -20% -60% -30% 31 Source: Full Analysis Set. TG, and LDL-C and MRI-PDFF reported as median percent change from baseline. Post-hoc analysis

F4 Pegozafermin Offers a Promising Profile in Patients with Compensated NASH Cirrhosis (F4) KEY RESULTS BACKGROUND • ENLIVEN enrolled 14 NASH Stage F4 patients of • 45% of pegozafermin-treated patients had fibrosis * which 12 patients had follow-up biopsies at improvement ≥1 stage without worsening of NASH week 24 • Improvements in NITs of fibrosis, liver injury, and • Patients had baseline characteristics generally liver fat were observed through week 48 reflective of a well-compensated cirrhotic • Safety and tolerability profile in F4 was similar to population the F2/F3 population *N=1 on placebo and N=11 PGZ (all doses) 32

WEEK 24 Pegozafermin Achieved Fibrosis Improvement Without Worsening F4 of NASH in 45% of Patients with F4 Fibrosis at Baseline Fibrosis Improvement ≥1 Stage Without Worsening of NASH 50% 45% • Pegozafermin treatment led to fibrosis improvement ≥1 40% stage in 9/11 treated patients (82%) 30% • Pegozafermin treatment led to fibrosis improvement with 20% no worsening of ballooning and inflammation in 7/11 treated patients 10% 0% 0% Placebo PGZ Pooled n=1 n=11 12/14 cirrhotic patients enrolled in ENLIVEN had follow-up biopsies at week 24 (11 treated patients and 1 placebo patient). 33

Pegozafermin Has Demonstrated Preliminary Evidence for Potential Best-in-Category Fibrosis Regression in Patients with F4 Fibrosis* FGF21 FGF21 Peg-FGF21 FGF19 GLP-1 FXR ASK1 PGZ | 24 weeks EFX | 36 weeks Pegbelfermin | 48 weeks Aldafermin | 48 weeks Sema | 48 weeks Ocaliva | 78 weeks Selonsertib | 48 weeks 45% 31% 29% 28% 24% 24% 23% 22% 21% 19% 17% 16% 15% 14% 12% 11% 11% 10% 0% Placebo PGZ Placebo 28mg 50mg Placebo 20mg 40mg Placebo 1mg 3mg Placebo 2.4mg Placebo 10mg 25mg Placebo 6mg 18mg (n=1) Pooled (n=57) (n=46) (n=50) (n=39) (n=37) (n=39) (n=40) (n=40) (n=40) (n=24) (n=47) (n=~306) (n=~306) (n=~306) (n=172) (n=351) (n=354) (n=11) * If approved Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. 34

WEEK 24 NIT Results over 48 Weeks in F4 Patients From ENLIVEN WEEK 48 Demonstrated Consistent Benefit F4 PGZ Treated Patients (n=12) Parameter 24 weeks 48 weeks Liver Fibrosis and Inflammation ELF (units) -0.3 -0.5 FAST -46% -42% VCTE (kPa) -2.7 -1.1 Pro-C3 -5% -20% FIB-4 -11% -16% Liver Injury ALT (%) -53% -58% AST (%) -31% -38% High correlation between NIT responders and fibrosis improvement (AASLD 2023) Data presented as LS means for ALT, AST, FAST, Pro-C3, FIB-4 and ELF and as medians for the other parameters 35

Pegozafermin Was Well Tolerated Through 48 Weeks Drug-related TEAEs in ≥10% of patients during the Main Study Placebo 15mg QW 30mg QW 44mg Q2W Preferred Term (n=69) (n=21) (n=72) (n=57) Diarrhea 3% 24% 17% 9% Nausea 1% 14% 21% 18% Injection site erythema 3% 14% 14% 5% Injection site rash 1% 0 10% 4% Increased appetite 0 10% 13% 5% * Additional Patients that Reported Drug-related TEAEs during the Extension Phase Placebo 15mg QW 30mg QW 44mg Q2W Preferred Term (n=50) (n=21) (n=72) (n=57) Diarrhea 2% 0 0 0 Nausea 0 0 0 0 Injection site erythema or rash 0 0 0 0 Increased appetite 2% 0 1% 0 At week 48, no statistically significant or clinically meaningful changes were observed in blood pressure, bone biomarkers or DXA with PGZ 30 mg QW or 44 mg Q2W relative to placebo. No treatment-related AE discontinuations during the extension phase. *Drug-related TEAEs in ≥10% of patients in the trial 36 Source: Safety Analysis Set. AE table cutoff ≥10% of patients for placebo, 30mg QW and 44mg Q2W doses. Bone biomarkers were CTX and P1NP.

Phase 3 ENLIGHTEN Studies in NASH Expected to Initiate in 1H24

FDA and EMA Generally Aligned on Phase 3 Program

	ENlighten Fibrosis: in F2-F3 NASH patients	ENlighten Cirrhosis: in Compensated F4 NASH patients
Design/ Doses	Randomized, double-blind, placebo-controlled trial of **pegozafermin 30mg QW** and **44mg Q2W**	Randomized, double-blind, placebo-controlled trial of **pegozafermin 30mg QW**
Histology Portion for Accelerated Approval	**Co-primary endpoints:** one-point improvement in fibrosis with no worsening of NASH and NASH resolution with no worsening of fibrosis **Duration:** 52 weeks	**Primary endpoint:** regression of fibrosis from F4 to an earlier stage of fibrosis **Duration:** 24 months, with potential to assess earlier based on the evolving clinical and regulatory landscape
Outcomes Portion for Full Approval	• Patients continue to clinical outcomes to support full approval in F2-F3 patients • Outcomes defined per FDA guidance document	• Patients continue to clinical outcomes to support full approval across F2-F4 patients • Modifications to some outcome definitions to allow trial to reach final number of events quicker, and therefore potentially accelerate timeline to readout

Safety Database: Regulatory alignment on size of safety database including data from the ongoing SHTG Phase 3 program

Drug Presentation: Liquid formulation in pre-filled syringe (planned commercial presentation; stable at 2-8 C)

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Pegozafermin Has Potential to Address a Large Commercial Opportunity NASH represents a large patient population with significant health risks • NASH is estimated to impact ~30M patients by 2030 in the US with equivalent number in EU Significant market opportunity for pegozafermin • Pegozafermin positioned for NASH patients with (i) advanced fibrosis and (ii) compensated cirrhosis • Pegozafermin is uniquely positioned to meet the primary treatment objectives for these patients - reversal of fibrosis stage and prevention to cirrhosis or decompensation – Potent anti-fibrotic drugs like pegozafermin are expected to be the preferred option to treat NASH versus metabolic drugs that reduce fat and indirectly improve liver health over time – Pegozafermin data showed additive benefits to GLP-1 based therapies for NASH patients • Large NASH market is likely to support drugs with different mechanisms of action and multiple drugs within a specific mechanism (similar to T2DM or LDL therapeutic area) 38

NASH Treatment Paradigm and Pegozafermin Positioning FIBROSIS STAGING F1 F2 F3 F4 (Compensated) LOW Risk Staging based on: MEDIUM • Fibrosis Progression HIGH • Liver Events • CV Events VERY HIGH Improve Glycemic Control / Improve Dyslipidemia / Reduce Weight Resolve Steatohepatitis Primary Treatment Prevent Fibrosis Progression Objectives Prevent Progression to Cirrhosis Prevent Decompensation Metabolic Drugs / Obesity Drugs Primary Therapeutic Metabolic + Anti-Fibrotic Drugs Interventions (based on Potent Anti-Fibrotic + Metabolic Primary Objectives) Potent Anti-Fibrotic Drugs Based on data generated to date, we believe pegozafermin has two As a potent anti-fibrotic As a potent anti-fibrotic primary opportunities to be positioned in the NASH treatment paradigm: and anti-metabolic 39

Pegozafermin Offers a Highly Differentiated Profile Pegozafermin differentiates on key attributes for an effective NASH drug * 1 EFFICACY: Potential best-in-category fibrosis data ; robust metabolic data; benefits on top of T2DM/obesity drugs 2 SAFETY AND TOLERABILITY: Potential best-in-class (FGF21) tolerability profile with fewer GI events and no tremors 3 DOSING: Convenience of every-two-week injections (26 fewer annual injections) – strongly preferred by patients (~66%); physicians like the optionality offered with two dosing regimens (QW and Q2W) FGF21 class could have multiple successful drugs • Best-in-category mechanisms have had multiple successful drug with the same MOA; e.g., 4 different GLP-1 RAs for T2DM each had sales > $1B in 2022 (two were the 4th and 5th entrants) NASH commercialization considerations • Pegozafermin target audience in the US is estimated to be approximately 7,300 hepatology providers requiring a relatively modest sales force • Payers expected to support premium pricing for advanced fibrosis and cirrhotic patients based on medical necessity and cost effectiveness models * If approved 40 Source: Primary research with US payers, October 2020

Opportunity in Severe Hypertriglyceridemia (SHTG)

Pegozafermin Could Offer an Important New Treatment Option for SHTG Topline results expected in 2025 Large growing patient population with significant health risks; overlap with NASH patient population • Increasing TG levels increase risk of acute pancreatitis, cardiovascular disease and all-cause mortality • Emerging evidence of the cardiovascular (CV) benefit associated with TG reduction in patients with CV risk factors Significant market opportunity for agent with broad metabolic benefits • Pegozafermin has a unique selling proposition that is meaningful to prescribers – more effective triglyceride reduction with improvements in liver fat and other metabolic measures • Analyst consensus peak year sales estimated to be greater than $1 billion (US only) Clinical program substantially de-risked • Phase 3 ENTRUST trial initiated; design similar to positive Phase 2 ENTRIGUE design with same primary endpoint • Agency alignment on trial design and regulatory path to approval SHTG program is synergistic with the NASH program • Development: Leverages safety database across the two programs to minimize spend across total program • Commercial: Leverage sales force and infrastructure costs 42

ENtrigue – Phase 2 SHTG Trial Design



8 Weeks
SCREENING
RANDOMIZATION
PLACEBO (n=18)
9mg QW Pegozafermin (n=16)
18mg QW Pegozafermin (n=17)
27mg QW Pegozafermin (n=18)
36mg Q2W Pegozafermin (n=16)
SAFETY FOLLOW-UP

KEY INCLUSION CRITERIA

- TG ≥500mg/dL and ≤2,000mg/dL
- Background therapy: statins and/or prescription fish oil and/or fibrates OR none

PRIMARY ENDPOINT

- Primary endpoint: % Change in TGs from baseline

KEY SECONDARY ENDPOINTS

- Lipids: non-HDL-C, HDL-C, Apo-B
- Liver fat (MRI-PDFF)
- Glycemic control

Magnetic Resonance Imaging – Proton Density Fat Fraction
QW, once-weekly; Q2W, once every two weeks.
Safety analysis set, n=85 (patients who received at least 1 dose)
Full analysis set, n=82 (patients with at least 1 post-baseline TG assessment)
MRI analysis set n=23 (patients with baseline and end of treatment MRIs)

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Pegozafermin Significantly Reduces Triglycerides Across All Dose Groups Median % Change in Triglycerides from Baseline at Week 8 QW Q2W Placebo 9mg 18mg 27mg 36mg -10% -12% Q1; Q3: [-23.22; 7.88] -30% * -36% Q1; Q3: [-62.39; -10.92] -50% *** *** -56% -57% Q1; Q3: [-67.60; -39.85] Q1; Q3: [-64.73; -40.37] *** -63% -70% Q1; Q3: [-75.76; -40.03] QW: Every week; Q2W: Every 2 weeks p value vs placebo for change from baseline based on Wilcoxon Rank-Sum Test Full Analysis Set; * p<0.05; ** p<0.01; *** p<0.001 vs. placebo 44

Pegozafermin Shows Significant Decrease in Triglycerides on Top of Background Therapy Median % Change in Triglycerides from Baseline at Week 8 Not On Background Therapy On Background Therapy QW Q2W QW Q2W Placebo 9mg 18mg 27mg 36mg Placebo 9mg 18mg 27mg 36mg n=6 n=8 n=8 n=6 n=8 n=11 n=8 n=9 n=10 n=8 5% 10% 10% -10% -10% -18% -30% -30% -21% -50% -50% -45% -50% -56% -59% -59% -70% -70% -62% -68% Results are consistent with data from patients on background therapy of statins or statin combos, prescription fish oils, and fibrates Background therapy defined as concomitant lipid-modifying therapy 45 Full Analysis Set

Pegozafermin Shows Significant Decrease in Triglycerides at Different Threshold Levels TG Normalization TG Reduction ≥50% from baseline Responders (<500 mg/dL) (<150mg/dL, <200mg/dL) *** 60% 100% 80% 75% *** 80% 44% 80% 60% 40% * 60% 31% 40% 40% 29% 20% 20% 20% 6% <150 <200 0% mg/dL mg/dL 0% 0% 0% Placebo PGZ Placebo PGZ PGZ Placebo PGZ Pooled 27mg QW 27mg QW 27mg QW Analysis via unstratified Chi-square Test comparing the individual PGZ groups vs placebo. * p<0.05; ** p<0.01; *** p<0.001 vs. placebo TG Responders defined as patients who achieve TG <500 mg/dL Full Analysis Set 46

Pegozafermin Demonstrated Clinically Meaningful Improvements in Non-HDL-C and Apo-B – Key Marker of CV Risk Mean % Change from Baseline at Week 8 Mean % Change from Baseline at Week 8 Non-HDL-C Apo-B Q2W QW Q2W QW Placebo 9mg 18mg 27mg 36mg Placebo 9mg 18mg 27mg 36mg Baseline (mg/dL): 218 216 203 202 215 Baseline (mg/dL): 114 120 115 118 106 -1% -1% -3% -9% -11% -15% -15% -14%* -14% -18%** ** -22% *** -29% -35% -35% Full Analysis Set; * p<0.05; ** p<0.01; *** p<0.001 vs. placebo based on MMRM analysis 47

Pegozafermin Demonstrated Significant Improvement on Key Co- morbidities in SHTG – Liver Fat and Glycemic Control Mean Relative Reduction in Liver Fat vs Absolute Change in HbA1c at Week 8 Baseline at Week 8 Patients with Baseline HbA1c ≥6.5% Placebo PGZ pooled Placebo 27mg QW n=6 n=17 n=6 n=9 0% 0 -5% -0.1 -20% -0.2 -0.2 -0.3 -40% * -0.4 -43% -0.4 -60% p=0.012 -0.5 HIGH RESPONDER RATES ≥30% Reduction in liver fat: 88% vs 0% in placebo HbA1c: Mean Baseline 27 mg QW: 7.48%; Week 8: 7.08% Post-hoc analysis of patients with follow-up MRI-PDFF ≤21 days from date of last dose in 27mg QW cohort demonstrated a 63% mean relative reduction from baseline *p <0.05 vs. placebo 48 MRI Analysis Set; p value vs placebo based on ANCOVA analysis

Pegozafermin Demonstrated Favorable Safety/Tolerability Profile in Phase 2 Study • Pooled pegozafermin treatment related Adverse Events (AEs) observed in ≥7.5% of patients were: – Nausea (10%), diarrhea (9%) and injection site reaction (9%) vs placebo (0%) – All Gastrointestinal (GI) AEs were Grade 1 or 2 • No Grade 3 or higher AEs • No treatment-related SAEs; 2 treatment-related discontinuations at 27mg QW (both Grade 2) • No tremor or hypersensitivity AEs reported • No adverse effects on blood pressure or heart rate 49

Phase 3 ENTRUST Trial Design


52 WEEKS
SCREENING
RANDOMIZATION
Placebo QW (n=90)
Pegozafermin 20mg QW (n=135)
Pegozafermin 30mg QW (n=135)
SAFETY FOLLOW-UP
Week 26
Primary analysis
Week 52
EOT (End of treatment)

KEY INCLUSION CRITERIA

- TG ≥500mg/dL and ≤2,000mg/dL
- Stable background lipid modifying therapy*

PRIMARY ENDPOINT

- Percent change from baseline in fasting TGs at Week 26 vs. placebo

KEY SECONDARY ENDPOINTS

- Liver fat by MRI-PDFF, Various lipids, HbA1c at Week 26 vs. placebo, TGs at Week 52 vs. placebo

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SHTG Represents a Large Population with High Unmet Need


US PREVALENCE
UP TO 4 MILLION
DIAGNOSED
~2.8 MILLION
DRUG TREATED
~1.7 MILLION
UN-TREATED
~1.1 MILLION
CONTROLLED
~900K
POORLY MANAGED
~800K

PEGOZAFERMIN TARGET POPULATION

Co-morbidity	Prevalence in SHTG population
Fatty Liver Disease (NAFLD)	Up to 100%
Type 2 diabetes/Prediabetes	Up to 70%
Dyslipidemia	Up to 65%

Pegozafermin profile is unique and compelling to physicians because of potential for metabolic benefits

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Pegozafermin Delivers on Key Attributes for Successful SHTG Therapy

MINOR INFLUENCE — MODEST INFLUENCE — MAJOR INFLUENCE

Hierarchy of Attributes for SHTG Therapy

RoA/Dosing
- RoA and dosing were seen as the least influential

Clinical Outcomes
- Physicians noted that clinical outcomes are not required to drive utilization in SHTG

Safety/Tolerability
- Lesser impact on treatment decisions compared to efficacy

Metabolic Endpoints
- Viewed as additive benefits
- Liver fat, HbA1c, and weight loss most important

TG Endpoints
- Most influential endpoint to drive use
- Significant efficacy over SoC will drive utilization

PEGOZAFERMIN ATTRIBUTES

Safety/Tolerability
- Generally well-tolerated

Metabolic Endpoints
- 43% mean relative reduction in liver fat[1]
- 0.4% absolute reduction in HbA1c[2]

Physician Enthusiasm for Metabolic Endpoints


LOW
HIGH
LOW
HIGH

Liver fat reduction — Decrease in HbA1c

TG Endpoints
- 63% reduction in TG from baseline[2]
- 80% of patients achieved TG<500mg/dL[1]

[1]Pooled pegozafermin data at week 8
[2]27mg pegozafermin data at week 8
RoA: Route of Administration.
Source: Physician Interviews; ClearView Analysis, 2022.

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Pegozafermin Profile Supports Utilization Over Current Standard of Care and Future Competitive Agents

	IN DEVELOPMENT		APPROVED			
	Pegozafermin Potential	APOC3 Potential	Fibrates	Prescription Fish Oils		Statins
				Vascepa	Lovaza	
Triglyceride reduction	✓✓✓	✓✓✓	✓✓	✓	✓✓	✓✓
Liver fat/Fibrosis reduction	✓/✓	✓/—	Worsens liver fat	—	—	—
Insulin sensitizing	✓	—	—	—	—	—
Apo-B lowering	✓	✓	—	✓	—	✓
ALT lowering	✓	Transaminase elevations observed	Monitor ALT	—	May require ALT monitoring	Monitor ALT

For triglyceride reduction: ✓✓✓ = ≥60%, ✓✓ = 31%-59%, ✓ = ≤30% — = No effect/Not reported

APOC3s are likely to be commercialized first in FCS vs. pegozafermin usage in the broader market in patients with co-morbidities

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Sources: Feingold KR. Triglyceride Lowering Drugs. [Updated 2021 Apr 1]. In: Feingold KR, Anawalt B, Boyce A, et al., editors. Prescribing information. Corporate presentations.
Note: All data regarding third-party molecules on this slide are based on third-party studies, which are in different stages of development, and not our own.
Conclusions on this slide are company estimates and are not based on head-to-head results.

53

Corporate Highlights Potential Best-in-Class FGF21 in Two Phase 3 programs, each of which * represents a significant market opportunity Nonalcoholic Steatohepatitis (NASH) Program 1 • Strongest fibrosis data in category with favorable tolerability and dosing convenience • First FGF21 with positive 48 wk data; additive benefits in patients on background GLP-1 therapy • Regulatory alignment on Phase 3 program including potentially accelerated approval using histology in pre-cirrhotic (F2-F3) and cirrhotic (F4) patients; trials expected to initiate in 1H24 Severe Hypertriglyceridemia (SHTG) Program • Substantially de-risked Phase 3 with topline data anticipated in 2025 3 Strong balance sheet with $448 million in cash Intended commercial product presentation available; composition of 2 matter patent expires in 2038 Highly experienced leadership team with track record of execution 1 Efficacy comparison based on relative risk ratios and not based on head-to-head results 2 Patent expiration date excludes any patent term extension or new patents 3 Cash, cash equivalents and short-term investments as of September 30, 2023; excludes in-the-money warrants of approximately $50 million that expire on June 30, 2024 54 * If approved

Appendix

Experienced Management Team Positions 89bio for Success Rohan Palekar Hank Mansbach, MD Ryan Martins Quoc Le-Nguyen CEO CMO CFO CTO & Head of Quality CEO, CCO experience 20+ years biopharma and CFO, Strategy/IR, 20+ years biopharma and R&D leadership in clinical finance, sell-side leadership in technical Commercial, strategy, development and medical experience operations, product supply, and R&D experience affairs and quality 56

Pegozafermin Exhibits Highly Potent FGF Receptor Agonism FGFR2 FGFR3 FGFR4 FGFR1 2000 3000 BIO89-100 BIO89-100 BIO89-100 BIO89-100 2600 5500 FGF21 FGF21 1800 FGF21 FGF21 2600 2200 4500 1600 2200 1400 1800 3500 1800 1200 1400 2500 1400 1000 1000 1500 800 1000 600 600 500 600 0.0001 0.1 100 0.0001 0.1 100 0.0001 0.1 100 0.0001 0.1 100 Concentration (nM) Concentration (nM) Concentration (nM) Concentration (nM) FGF21 Pegozafermin EC (nM) EC (nM) 50 50 RECEPTOR Mean ± S.D. Mean ± S.D. KLB nd nd Pegozafermin has the potential to reproduce KLB/FGFR1 4.5 ± 1.0 0.3 ± 0.07 the beneficial metabolic effects of native FGF21 KLB/FGFR2 4.5 ± 0.9 1.1 ± 0.4 KLB/FGFR3 1.8 ± 0.3 1.2 ± 0.4 KLB/FGFR4 nd nd nd – not determined; rhFGF19 EC at FGFR4 = 1.7 ± 0.4 50 * Receptor agonism measured in L6 cells expressing β-klotho and either FGF Receptor 1c, 2c, 3c, or 4 via pERK functional assay ** Figures represent data from a single experiment; Table represents mean data from multiple experiments 57 pERK pERK pERK pERK

ENLIVEN Used Objective Biopsy Reading Methodology Designed to Reduce Histology Scoring Biases and Variability ALL BIOPSIES SCORED INDEPENDENTLY • Pathologists underwent AND SEPARATELY protocol-specific harmonization training Pathologist Pathologist Pathologist before and during trial #1 #2 #3 • Pathologists were blinded to patient, treatment and sequence Score recorded 3 of 3 agree on score (full agreement) 40-50% • >99% of final scores determined by a priori Score recorded 2 of 3 agree on score (mode) 40-50% established algorithm, versus resolving disagreements via inter- reader discussion Score recorded Median or consensus phone call < 5% 58

Learnings from the Obeticholic Acid NASH Phase 3 Program: Comparison of Single Central Reader vs. 3-Panel Consensus Improvement of Fibrosis by ≥ 1 Stage without Worsening NASH Resolution of NASH with No Worsening of Liver Fibrosis OBSERVATIONS: • Placebo response for NASH resolution is >2 fold higher with single reader vs 3-panel consensus • Placebo response similar to ENLIVEN study for both fibrosis improvement and for NASH resolution IMPLICATIONS: • 3-panel consensus highlights treatment delta but dampens absolute response • 3-panel consensus methodology can reproduce low placebo response in phase 3 trial REGENERATE re-analysis topline, July 2022. 59

Pre-Specified ITT Analysis Confirms Robustness of Primary Efficacy Results ITT (missing data = non-responder); (n=192) at Week 24 30mg QW 44mg Q2W Fibrosis improvement without worsening of NASH Effect Size (placebo-adjusted) 15% 16% p-value 0.019 0.015 NASH resolution without worsening of fibrosis Effect Size (placebo-adjusted) 17% 20% p-value 0.0019 0.0009 60 Source: FAS

Pegozafermin Showed Consistent and Significant Benefit in Achieving Fibrosis Improvement Across Prespecified Subgroups Pegozafermin 30mg QW Pegozafermin 44mg Q2W Proportion Achieving Fibrosis Improvement Proportion Achieving Fibrosis Improvement BL T2DM: Yes BL T2DM: Yes BL T2DM: No BL T2DM: No BL Fibrosis stage: F2 BL Fibrosis stage: F2 BL Fibrosis stage: F3 BL Fibrosis stage: F3 BL MRI-PDFF: <Median (16%) BL MRI-PDFF: <Median… BL MRI-PDFF: ≥Median (16%) BL MRI-PDFF: ≥Median… BL ALT: Normal BL ALT: Normal BL ALT: >ULN BL ALT: >ULN BL NAS score: <Median (5) BL NAS score: <Median (5) BL NAS score: ≥Median (5) BL NAS score: ≥Median (5) -10 0 10 20 30 40 50 -10 0 10 20 30 40 50 60 FAVORS PLACEBO FAVORS PEGOZAFERMIN FAVORS PLACEBO FAVORS PEGOZAFERMIN Est. proportion difference (95% CI) Est. proportion difference (95% CI) Source: Full Analysis Set 61 ALT, alanine aminotransferase; BL, baseline; MRI-PDFF, magnetic resonance imaging proton density fat fraction; NAS, Nonalcoholic fatty liver disease Activity Score; NASH, nonalcoholic steatohepatitis; Q2W, every 2 weeks; QW, once weekly; T2DM, type 2 diabetes mellitus; ULN, upper limit of normal.

Metabolic Data: Benefits Maintained Over Time Change From Baseline at Week 24 and Week 48 Placebo Placebo 30mg QW 30mg QW 44mg Q2W 44mg Q2W Week 24 Week 48 Week 24 Week 48 Week 24 Week 48 (n=42) (n=35) (n=66) (n=50) (n=51) (n=45) HbA1c -0.2 -0.5 -0.6 -0.7 -0.5 -0.4 Triglycerides -3% -5% -27% -21% -10% -5% LDL-C 0% -3% -3% -8% -5% -18% Full Analysis Set; preliminary data HbA1c LS mean change from baseline; TG and LDL-C median CFB HbA1c in patients with T2DM and baseline >7.0% 62

Pegozafermin Demonstrated Meaningful Reductions in HbA1c (ENLIVEN) Change in HbA1c from Baseline at Week 24 Total Population Baseline HbA1c ≥6.5% Placebo 30mg QW 44mg Q2W Placebo 30mg QW 44mg Q2W n=61 n=66 n=51 n=31 n=32 n=25 0.0 0.0 0.0 0.0 -0.1 -0.1 -0.2 -0.2 -0.3 -0.2 -0.4 -0.3 -0.4 * -0.5 -0.3 ** -0.5 -0.4 -0.6 Source: Full Analysis Set for either overall population or FAS with baseline HbA1c ≥6.5%. Analysis via MMRM. 63 *p<0.05, **p<0.01 versus placebo.

Pegozafermin Demonstrated Meaningful Changes in Serum Lipids (ENLIVEN) Percent Change in Serum Lipids from Baseline at Week 24 Triglycerides Non-HDL Cholesterol HDL Cholesterol 0% 0% 0% 20% *** 14% -6% -10% 10% * -10% 6% -20% 0% -7% -7% -3% *** -27% -30% -10% -10% Placebo 30mg QW 44mg Q2W Placebo 30mg QW 44mg Q2W Placebo 30mg QW 44mg Q2W n=61 n=66 n=51 n=61 n=66 n=51 n=61 n=66 n=51 Source: Full Analysis Set. Analysis via van Eltren Test for triglycerides (reported as median) and mixed model with repeated measure (MMRM). Patients with missing week 24 triglycerides are excluded from the non-parametric analysis. 64 Non-HDL-cholesterol and HDL Cholesterol (reported as LS means) with changes from baseline (absolute or %) as dependent variables. *p<0.05, ***p<0.001 versus placebo.

Data from Cohort 7 Support Pegozafermin’s Impact in F4 Patients Histology data - Fibrosis improvement ≥ 1 stage without worsening of NASH ranged from 17% to 57% Parameter PGZ Treated Patients (n=6) Liver Fibrosis VCTE (kPa) -3.8 FAST (%) -78.5% Pro-C3 (%) -25.5% Liver Injury ALT (%) -50.7% AST (%) -48.7% Data presented as means for Cohort 7 F4 patients Safety and tolerability were similar to what has been observed in the non-cirrhotic patient population 65

Comparative Profile of FGF21 Analogs in NASH – Safety/Tolerability Pegozafermin (PGZ) Efruxifermin (EFX) 30mg QW 44mg Q2W 28mg 50mg Tolerability and safety (key terms) Diarrhea 17% 9% 35% 33% Nausea 21% 18% 25% 33% Frequent bowel - - 20% - Increased appetite 13% 5% 18% 23% Injection site erythema 14% 5% 15% 16% Injection site bruising - - 15% 7% 66 Note: All data regarding third-party molecules on this slide are based on third-party studies and not our own. Conclusions on this slide are not based on head-to-head results

Comparative Profile of FGF21 Analogs - Histology and Liver Markers

	Pegozafermin (PGZ)		Efruxifermin (EFX)	
	30mg QW	44mg Q2W	28mg	50mg
Structure (molecular weight)	• GlycoPEGylated FGF21 (40 kDa) • Structurally different from other monovalent analogs		Fc-fusion FGF21 (92 kDa)	
Potency against FGF receptors (EC50)[1]	PGZ (rFGF21)		EFX (rFGF21)	
1c/2c/3c	0.3 (4.5)/1.1 (4.5)/1.2 (1.8)		0.3 (0.08)/0.7 (0.4)/1.9 (1.0)	
Efficacy (histology)				
Methods	• Rigorous biopsy reading 3 separate independent reader (no bias); algorithm derived score • 95% + alignment based on 2+ reader agreement		2 independent readers with consensus based on discussion (no adjudication required)	
Fibrosis 1-point improvement				
Placebo adjusted percent	19%	20%	19%	20%
Relative risk	3.5	3.6	2.0	2.0
NASH Resolution				
Placebo adjusted percent	21%	26%	32%	61%
Relative risk	11.8	13.5	3.1	5.1
Key liver non-invasive markers				
Liver fat change baseline[2]	-52%	-54%	-52%	-64%
VCTE kPa (chg baseline, placebo adjusted)	-3.7	-3.1	-1.9	-3.6
ProC3 (chg baseline, placebo adjusted)	-25%	-24%	-28%*	-33%*
ALT	-42%	-32%	-38%	-47%

89bio

[1]LG cells overexpressing β-klotho and either FGF receptor 1c, 2c, 3c via PERK functional assay. PGZ data is based on MRI-PDFF Analysis Set in patients with >10% liver fat at baseline
Note: All data regarding third-party molecules on this slide are based on third-party studies and not our own. Conclusions on this slide are not based on head-to-head results
*Calculated values

67

Over 60% of T2D Patients Prefer or Strongly Prefer Every-Two-Week Injections Preference of Every-Two-Week Injections Over Weekly Injections 100% 26.7% • Every-two-week dosing provides opportunity 63% 75% Prefer or for physicians to optimize therapy to patient preference Strongly 36.7% Prefer 50% • Compliance is important in treatment for chronic, asymptomatic diseases 18.7% 25% 10.0% 8.0% 0% No Preference Minimal Preference Moderate Preference Preferred 68 Source: primary market research with 150 people with type 2 diabetes, 2019.